Exhibit 10.3

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                CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,

                                      Buyer

                                       and

                          AMERICAN HOME MORTGAGE CORP.

                                     Seller

                                       and

                     AMERICAN HOME MORTGAGE ACCEPTANCE, INC.

                                     Seller

                                       and

                     AMERICAN HOME MORTGAGE SERVICING, INC.

                                     Seller

                                       and

                     AMERICAN HOME MORTGAGE INVESTMENT CORP.

                                     Seller

                                       and

                      DEUTSCHE BANK NATIONAL TRUST COMPANY

                                    Custodian

                      ------------------------------------

                               CUSTODIAL AGREEMENT

                            As of September 13, 2006

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                                TABLE OF CONTENTS

                                                                            Page


Section 1.    Definitions......................................................1
Section 2.    Deposit of Purchased Assets; Effecting a Transaction.............7
Section 3.    Certification of Documentation; Delivery of Documents............8
Section 4.    Obligations of Custodian........................................10
Section 5.    Takeout Provisions; Funding by Takeout Investor.................11
Section 6.    Future Defects..................................................12
Section 7.    Release for Payment.............................................12
Section 8.    Transfer of Purchased Assets Upon Termination of a
               Transaction, Event of Default or Swap for Agency
               Securities.....................................................12
Section 9.    Fees of Custodian...............................................12
Section 10.   Removal of Custodian With Respect to Some or All of the
               Purchased Assets...............................................13
Section 11.   Examination and Copies of Asset Files...........................13
Section 12.   Insurance of Custodian..........................................13
Section 13.   No Adverse Interest of Custodian................................14
Section 14.   Termination by Custodian........................................14
Section 15.   Limitation on Liability.........................................14
Section 16.   Indemnification of Custodian....................................16
Section 17.   Indemnification of Buyer and Seller.............................16
Section 18.   Obligations of the Custodian Regarding Genuineness of
               Documents......................................................17
Section 19.   Periodic Statements.............................................17
Section 20.   Shipment of Documents...........................................17
Section 21.   Authorized Representatives......................................17
Section 22.   Obligations of Custodian With Respect to the Trust
               Receipts.......................................................18
Section 23.   Representations and Warranties..................................19
Section 24.   Governing Law...................................................19
Section 25.   Notices.........................................................19
Section 26.   Successors and Assigns..........................................20
Section 27.   Reproduction of Documents.......................................20
Section 28.   Entire Agreement................................................20
Section 29.   Counterparts....................................................20
Section 30.   Submission to Jurisdiction......................................21
Section 31.   WAIVER OF JURY TRIAL............................................21
Section 32.   Confidentiality.................................................21

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                                   EXHIBITS

EXHIBIT A-1   RESERVED...............................................Ex. A-1-1
EXHIBIT A-2   RESERVED...............................................Ex. A-2-1
EXHIBIT B-1   CASH WINDOW SUBMISSION PACKAGE.........................Ex. B-1-1
EXHIBIT B-2   RESERVED...............................................Ex. B-2-1
EXHIBIT B-3   NON-AGENCY SUBMISSION PACKAGE..........................Ex. B-3-1
EXHIBIT C     FORM OF DELIVERY INSTRUCTIONS..........................Ex. C-1
EXHIBIT D-1   FANNIE MAE MASTER BAILEE LETTER........................Ex. D-1-1
EXHIBIT D-2   NON-AGENCY MASTER BAILEE LETTER........................Ex. D-2-1
EXHIBIT D-3   ATTORNEY BAILEE LETTER.................................Ex. D-3-1
EXHIBIT D-4   FORECLOSURE ATTORNEY BAILEE LETTER.....................Ex. D-4-1
EXHIBIT D-5   NOTICE OF BAILMENT.....................................Ex. D-5-1
EXHIBIT E     LIMITED POWER OF ATTORNEY..............................Ex. E-1
EXHIBIT F-1   ASSET FILE.............................................Ex. F-1
EXHIBIT F-2   ASSET SCHEDULE.........................................Ex. F-2
EXHIBIT F-3   AUDITED FIELDS SCHEDULE................................Ex. F-3
EXHIBIT G     FORM OF REQUEST FOR RELEASE OF DOCUMENTS
              AND RECEIPT............................................Ex. G-1
EXHIBIT H-1   TAKEOUT ASSIGNMENT.....................................Ex. H-1-1
EXHIBIT H-2   TAKEOUT ASSIGNMENT (Blanket)...........................Ex. H-2-1
EXHIBIT I     FORM OF TRUST RECEIPT..................................Ex. I-1
EXHIBIT J-1   WAREHOUSE LENDER'S RELEASE.............................Ex. J-1-1
EXHIBIT J-2   WAREHOUSE LENDER'S WIRE INSTRUCTIONS...................Ex. J-2-1
EXHIBIT K     FORM OF NOTICE TO CUSTODIAN............................Ex. K-1
EXHIBIT L     FORM OF LOST NOTE AFFIDAVIT............................Ex. L-1
EXHIBIT M     AUTHORIZED REPRESENTATIVES OF THE CUSTODIAN............Ex. M-1
EXHIBIT N     AUTHORIZED REPRESENTATIVES OF THE SELLER...............Ex. N-1
EXHIBIT O     AUTHORIZED REPRESENTATIVES OF THE BUYER................Ex. O-1
EXHIBIT P     FORM OF WAREHOUSE LENDER PAYOFF LETTER.................Ex. P-1
EXHIBIT Q     FORM OF BAILEE VIOLATION LETTER........................Ex. Q-1
EXHIBIT R     TAKEOUT INVESTORS......................................Ex. R-1
SCHEDULE 1    REO SUBSIDIARIES.......................................SCH-1

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            THIS AGREEMENT, dated as of September 13, 2006, by and among CREDIT
SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the "Buyer"), having an address at 11 Madison Avenue, New York, New York 10010, AMERICAN HOME MORTGAGE CORP. (a "Seller"), AMERICAN HOME MORTGAGE ACCEPTANCE, INC. (a "Seller"), AMERICAN HOME MORTGAGE SERVICING, INC. (a "Seller"), and AMERICAN HOME MORTGAGE INVESTMENT CORP. (a "Seller" and collectively, the "Sellers"), each having an address at 538 Broadhollow Road, Melville, New York 11747, and DEUTSCHE BANK NATIONAL TRUST COMPANY (the "Custodian"), having an address at 1761 East St. Andrew Place, Santa Ana, California 92705.

                              W I T N E S S E T H:

            WHEREAS, the Buyer and the Sellers may, from time to time, enter into transactions (each, a "Transaction") in which the Buyer shall purchase from the Sellers certain Eligible Assets, with a simultaneous agreement by the Sellers to repurchase such Purchased Assets as provided in that certain Master Repurchase Agreement dated as of September 13, 2006, between the Sellers, American Home Mortgage Holdings, Inc. (the "Guarantor") and the Buyer (the "Master Repurchase Agreement") and a Confirmation between the Sellers and the Buyer (the "Confirmation"; as to each Transaction, the related Confirmation and the Master Repurchase Agreement are referred to collectively as, the "Repurchase Agreement");

            WHEREAS, the Custodian is authorized to act as Custodian pursuant to this Agreement, and has agreed to act as custodian/bailee for hire for Buyer and each Seller in order to effect each Transaction on its behalf, all as more particularly set forth herein;

            WHEREAS, each Seller shall from time to time deliver Purchased Assets to the Custodian that are subject to a Transaction; and

            WHEREAS, each Seller has agreed to deliver or cause to be delivered to the Custodian certain documents with respect to the Purchased Assets subject to each Transaction in accordance with the terms and conditions hereof.

            NOW, THEREFORE, in consideration of the mutual undertakings herein expressed, the parties hereto hereby agree as follows:

            Section 1. Definitions. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Repurchase Agreement.

            "Agency": Freddie Mac, Fannie Mae or GNMA, as applicable.

            "Agency Security": A mortgage-backed security issued by one of the Agencies.

            "Agreement": This Custodial Agreement and all amendments and attachments hereto and supplements hereof.

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            "Anticipated Settlement Date": The anticipated date for sale of
Purchased Mortgage Loans to a Takeout Investor.

            "Applicable Agency Documents": The documents listed on Exhibit A-1 or Exhibit A-2, as applicable.

            "Applicable Requirements": With respect to each Takeout Investor the applicable requirements which must be satisfied in order for a Purchased Mortgage Loan to be eligible for purchase by such Takeout Investor pursuant to a Takeout Commitment.

            "Asset File": The items pertaining to a particular Eligible Asset or Purchased Asset, as applicable, which are referred to in Exhibit F-1, plus, with respect to any Committed Mortgage Loan, any additional items set forth in the related Submission Package and, if applicable, Applicable Agency Documents and all such other documents as the related Agency may require from time to time for the issuance of the related Agency Securities.

            "Asset Schedule": An electronic schedule of Eligible Assets setting forth the information described in Exhibit F-2 attached hereto which reflects the Eligible Assets delivered by each Seller to the Custodian under this Agreement.

            "Assignment of Mortgage": An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, reflecting the transfer of the Mortgage to the party indicated therein.

            "Authorized Representative": Shall have the meaning set forth in
Section 21 hereof.

            "Bailee Letter": A Fannie Mae Bailee Letter, a Freddie Mac Bailee Letter or a Non-Agency Bailee Letter, as applicable.

            "Bailee Violation Letter" A letter in the form of Exhibit Q hereto.

            "Business Day": Any day other than (i) a Saturday or Sunday or (ii) a day on which the New York Stock Exchange, the Federal Reserve Bank of New York or the Custodian is authorized or obligated by law or executive order to be closed.

            "Buyer": Credit Suisse First Boston Mortgage Capital LLC, or its successor in interest or assigns.

            "Buyer Deed": A duly executed deed or similar instrument in favor of the Buyer, on an REO Property, which Buyer Deed shall (a) name the Buyer or its designee as the assignee or beneficiary thereof; and (b) be in recordable form in accordance with applicable state law.

            "Cash Window Submission Package": The documents listed on Exhibit B-1, which shall be delivered by a Seller to Custodian in connection with each Cash Window Transaction.

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            "Cash Window Transaction": A transaction initiated by a Seller's delivery of a Request for Certification which identifies Fannie Mae or Freddie Mac as the Takeout Investor.

            "Committed Mortgage Loan": Any Purchased Mortgage Loan which is the subject of a Takeout Commitment with an Agency Takeout Investor.

            "Custodial Asset Schedule": An electronic schedule list of Purchased Assets delivered by the Custodian to the Buyer, reflecting the Purchased Assets held by the Custodian for the benefit of the Buyer, setting forth the information described in Exhibit F-2. Each Custodial Asset Schedule shall set forth the Eligible Asset being purchased by the Buyer on any applicable Purchase Date as well as the Purchased Assets previously purchased by the Buyer and held by the Custodian hereunder.

            "Custodian": Deutsche Bank National Trust Company or any successor in interest or assigns, or any successor to the Custodian under this Agreement as herein provided.

            "Delivered Asset": Each Eligible Asset delivered by each Seller potentially for purchase by Buyer pursuant to the terms of the Master Repurchase Agreement, prior to the time of its purchase.

            "Delivery Instructions": With respect to a Purchased Mortgage Loan, instructions prepared by a Seller, in the form of Exhibit C, indicating the address for the delivery by Custodian of the related Submission Package or Asset Files.

            "Document Delivery Date": With respect to an Eligible Asset, the date on which the related Asset File must be delivered to the Custodian. Such date shall be, with respect to Wet-Ink Mortgage Loans, the Wet-Ink Delivery Date, and with respect to all other Eligible Assets, (i) with respect to any purchase of 250 or fewer Eligible Assets on a single Purchase Date, on or prior to 11:00 p.m. (New York City time) one Business Day prior to the Purchase Date, and (ii) with respect to any purchase of 251 or more Eligible Assets on a single Purchase Date, by 11:30 p.m. (New York City time) on the Business Day prior to the Purchase Date.

            "Eligible Asset": A Mortgage Loan or REO Property owned by the REO Subsidiary that is eligible for sale to the Buyer pursuant to the terms of the Repurchase Agreement.

            "Event of Default": Any event of default under the Repurchase Agreement or any Confirmation thereunder.

            "Fannie Mae": Fannie Mae and any successor thereto.

            "Fannie Mae Bailee Letter": The master bailee letter, in the form of Exhibit D-1, for use by Custodian in connection with the delivery to Fannie Mae of a Cash Window Submission Package excluding (i) the Assignment of Mortgage, in blank, (ii) the Warehouse Lender's Release, if applicable, (iii) all modification agreements relating to a Mortgage, (iv) the Delivery Instructions, and (v) a copy of the Takeout Commitment.

      "Freddie Mac": Freddie Mac and any successor thereto.

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            "Freddie Mac Bailee Letter": The master bailee letter for use by
Custodian in connection with the delivery to Freddie Mac of a Submission Package excluding (i) the Assignment of Mortgage, in blank, (ii) the Warehouse Lender's Release, if applicable, (iii) all modification agreements relating to a Mortgage, (iv) the Delivery Instructions, and (v) a copy of the Takeout Commitment.

            "GNMA": The Government National Mortgage Association and any successor thereto.

            "GNMA Transaction": A transaction initiated by Buyer's delivery of a Request for Certification which identifies GNMA as the Takeout Investor.

            "Limited Power of Attorney": A limited power of attorney, in the form of Exhibit E, executed by each Seller and delivered to Custodian, authorizing Custodian to prepare Mortgage Note endorsements in the form indicated thereon.

            "MERS Mortgage Loan": Any Purchased Mortgage Loan registered with MERS on the MERS System.

            "MERS System": The system of recording transfers of mortgages electronically maintained by MERS.

            "MIN": The mortgage identification number for any MERS Mortgage
Loan.

            "MOM Loan": Any Purchased Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee for the originator of such Purchased Mortgage Loan and its successors and assigns.

            "Mortgage": The mortgage, deed of trust or other instrument securing a Mortgage Note.

            "Mortgage Loan": Any residential real estate secured loan, including, without limitation: (i) a promissory note, any reformation thereof and related deed of trust (or mortgage) and security agreement; (ii) all guaranties and insurance policies, including, without limitation, all mortgage and title insurance policies and all fire and extended coverage insurance policies and rights of the applicable Seller to return premiums or payments with respect thereto; and (iii) all right, title and interest of the applicable Seller in the property covered by such deed of trust (or mortgage).

            "Mortgage Note": The original executed promissory note or other evidence of the indebtedness of a mortgagor/borrower with respect to a Purchased Mortgage Loan.

            "Mortgaged Property": The real property (including all improvements, buildings, fixtures, building equipment and personal property thereon and all additions, alterations and replacements made at any time with respect to the foregoing) and all other collateral securing repayment of the debt evidenced by a Mortgage Note.

            "Mortgagor": The obligor on a Mortgage Note.

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            "Non-Agency Bailee Letter": The master bailee letter, in the form of
Exhibit D-2, for use by Custodian in connection with the transfer of Mortgage, Loans to a Takeout Investor which is not an Agency.

            "Non-Agency Submission Package": The documents listed on Exhibit B-3, which shall be delivered by a Seller to Custodian in connection with each Non-Agency Transaction.

            "Non-Agency Transaction": Any transaction initiated by a Seller's delivery of a Request for Certification for Eligible Assets which are not Committed Mortgage Loans.

            "Notice of Bailment": A notice, in the form of Schedule 1 to Exhibit D-1 or Schedule 1 to Exhibit D-2, as applicable, delivered by Custodian to Takeout Investor in connection with each delivery to Takeout Investor of the applicable portion of each Submission Package.

            "Notice of Default": Written notice delivered by Buyer to Custodian and each Seller, of an "Event of Default" under the Repurchase Agreement.

            "Payee Number": The code used by Fannie Mae to indicate the wire transfer instructions that will be used by Fannie Mae to purchase a Mortgage Loan.

            "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization, government or any agency or political subdivision thereof.

            "Purchase Date": With respect to each Purchased Asset, the date on which such Purchased Asset is purchased by the Buyer pursuant to the Repurchase Agreement.

            "Purchased Asset": (a) A Purchased Mortgage Loan or (b) REO Property owned by the REO Subsidiary.

            "Purchased Mortgage Loan": A Mortgage Loan sold by each Seller to Buyer in a Transaction.

            "Release Payment": The amount necessary to effectuate a release under a Warehouse Lender's Release.

            "REO Property": The real property assets (a) purchased by the REO Subsidiary from a lender who obtained title to such real property assets as a result of a foreclosure or deed in lieu of foreclosure of a mortgage or deed of trust; or (b) acquired by the REO Subsidiary as a result of foreclosure or deed in lieu of foreclosure of a mortgage or deed of trust.

            "REO Subsidiary": The wholly owned Subsidiary of the Sellers that is a Special Purpose Entity formed for the sole purpose of holding REO Property set forth on Schedule 3 of the Repurchase Agreement.

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            "Request for Certification": A Transaction Request (as defined under the Repurchase Agreement) and the Asset Schedule supplied by each Seller to Buyer, and transmitted by Buyer or Sellers to Custodian electronically in an appropriate data layout, regarding all Eligible Assets being offered for sale by each Seller to Buyer on the Purchase Date.

            "Request for Release of Documents and Receipt": A written request for the release of documents and receipt in the form of Exhibit G hereto.

            "Responsible Officer": With respect to the Custodian, any director, associate, vice president, assistant vice president, trust officer or any other officer of the Custodian customarily performing functions similar to those performed by any of the above designated officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

            "Seller": American Home Mortgage Corp., American Home Mortgage Acceptance, Inc., American Home Mortgage Servicing, Inc., and American Home Mortgage Investment Corp., or their respective successors in interest or assigns.

            "Submission Package": With respect to each Purchased Mortgage Loan, a Cash Window Submission Package or a Non-Agency Submission Package, as applicable.

            "Takeout Assignment": The assignment by a Seller to Buyer of a Seller's rights under a specific Takeout Commitment, in the form of Exhibit H-1, or of a Seller's rights under all Takeout Commitments, in the form of Exhibit H-2.

            "Takeout Commitment": A commitment of each Seller to either (a) sell one or more Purchased Mortgage Loans to a Takeout Investor or (b) (i) swap one or more Purchased Mortgage Loans with a Takeout Investor that is an Agency for an Agency Security, and (ii) sell the related Agency Security to a Takeout Investor, and in each case, the corresponding Takeout Investor's commitment back to the Sellers to effectuate any of the foregoing, as applicable.

            "Takeout Investor": Shall mean (i) an Agency, (ii) DLJ Mortgage Capital, Inc. or (iii) other institution which has made a Takeout Commitment and is listed on Exhibit R, as such exhibit may be updated from time to time by notice from the Buyer to the Custodian in writing.

            "Trust Receipt": A trust receipt issued by the Custodian evidencing the Purchased Assets it holds, in the form attached hereto as Exhibit I, and delivered to the Buyer by the Custodian in accordance with Section 3 hereof.

            "Warehouse Lender": Any lender providing financing to a Seller for the purpose of originating Mortgage Loans, which lender prior to the Purchase Date has a security interest in such Mortgage Loans as collateral for the obligations of such Seller to such lender.

            "Warehouse Lender's Release": A letter, in the form of Exhibit J-1, from a Warehouse Lender to Buyer, conditionally releasing all of Warehouse Lender's right, title and interest in certain Mortgage Loans identified therein upon payment to Warehouse Lender.

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

            "Warehouse Lender's Wire Instructions": The wire instructions, set forth in a letter in the form of Exhibit J-2, from a Warehouse Lender to Buyer, setting forth wire instructions for all amounts due and payable to such Warehouse Lender.

            "Wet-Ink Delivery Date": With respect to each Wet-Ink Mortgage Loan, the date which is seven Business Days after the related Purchase Date.

            "Wet Ink Mortgage Loan": A Mortgage Loan which a Seller is selling to Buyer simultaneously with the origination thereof.

            "Written Instructions": Written communications received by a Responsible Officer of the Custodian from an Authorized Representative of the Buyer or the Sellers, including communications received in electronic format.


            Section 2. Deposit of Purchased Assets; Effecting a Transaction.

            (a) RESERVED.

            (b) (i) With respect to any purchase of 250 or fewer Eligible Assets on a single Purchase Date, on or prior to 11:00 a.m. (New York City time) one
(1) Business Day prior to the Purchase Date, and (ii) with respect to any purchase of 251 or more Eligible Assets on a single Purchase Date, by 11:30 a.m. (New York City time) two (2) Business Days prior to the Purchase Date or (iii) by 11:30 a.m. (Eastern time) on the Purchase Date with respect to Wet Ink Mortgage Loans, each Seller shall deposit with Custodian (a) a Request for Certification (copy to Buyer), and (b) the Asset File, except with respect to each Wet-Ink Mortgage Loan. The documentation for no more than two hundred fifty
(250) Delivered Assets will be reviewed by the Custodian on any Business Day.

            (c) On or prior to 12 p.m. (Eastern time) on a Wet-Ink Delivery Date, each Seller shall deliver or cause to be delivered, the Mortgage Loan File for each related Wet-Ink Mortgage Loan.

            (d) From and including the Purchase Date and until notified in writing on the Repurchase Date or as extended by written notice signed by Buyer and each Seller and delivered to an authorized officer of the Custodian, or until a Responsible Officer of the Custodian shall actually receive a Notice of Default, Custodian shall hold the Purchased Assets in trust for the exclusive benefit of Buyer and shall not act upon Written Instructions of Buyer or each Seller to deliver the Purchased Assets other than as expressly provided in this Agreement. Prior to the related Purchase Date, Custodian shall hold the Delivered Assets in trust for the exclusive benefit of each Seller.

            (e) All loan documents delivered to the Custodian shall have been placed by each Seller or its representative in an appropriate file folder, properly secured, and clearly marked with the name of the Mortgagor and the loan number (the "Loan Number").

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

            Section 3. Certification of Documentation; Delivery of Documents.

            (a) Upon receipt by Custodian of the Request for Certification pursuant to Section 2(b) hereof, Custodian shall ascertain whether it is in possession of the Asset File for each Delivered Asset identified on the Request for Certification and shall no later than 3 p.m. Eastern time (i) on the related Purchase Date for Eligible Assets (other than Wet-Ink Mortgage Loans), and (ii) with respect to Wet-Ink Mortgage Loans delivered by 6 p.m. New York City time on the Wet-Ink Delivery Date, no later than 3 p.m. New York City time on the Business Day following the Wet-Ink Delivery Date provide to Buyer and each Seller a written listing of exceptions via electronic mail, if any, relating to each Delivered Asset based on Custodian's review of the related Asset File pursuant to this Section 3 (provided, that the Custodian has timely received the items required in Section 2(b) herein). Except for any Delivered Asset which has been notified to Buyer by Custodian as containing an exception (and Buyer has not provided written notice of its intent to purchase by 2 p.m. Eastern time on the related Purchase Date, and except for any other Delivered Asset that Buyer has provided written notice of its intent to not purchase by 2 p.m. Eastern Time on the related Purchase Date), Custodian shall, issue to Buyer by 3 p.m. Eastern time on the related Purchase Date (provided, that the Custodian has timely received the items required in Section 2(b) herein) a Custodial Asset Schedule electronically or by fax and identifying all Delivered Assets and treat such Delivered Assets as Purchased Assets pursuant to this Agreement. A physical Custodial Asset Schedule shall be sent via electronic transmission as agreed between Buyer and Custodian. Custodian hereby acknowledges that each time it issues a Custodial Asset Schedule, it is making an express representation and warranty to Buyer that it has reviewed the items contained in the Asset File listed on the Request for Certification as specified in Sections 3(a) and (b) with respect to the related Eligible Asset (other than a Wet-Ink Mortgage Loan). In the event the Buyer does not wire the Purchase Price to each Seller on the related Purchase Date, the Buyer shall return the Custodial Asset Schedule to Custodian.

            (b) With respect to each Request for Certification, prior to the delivery of the Custodial Asset Schedule by Custodian and upon receipt of the Asset File for each Delivered Asset:

            (i) Custodian shall review the documents in each Asset File to verify whether all are complete and appear regular on their face, whether each such document purporting to be an original appears on its face to be so, and whether each copy appears on its face to be a complete copy of its original. Custodian shall confirm that, with respect to each Delivered
      Asset:

                  (A) each document required by this Agreement to be in the
            Asset File is in Custodian's possession, including, without limitation, the original Mortgage and Mortgage Note (except that in the case of a Mortgage, the original of which has been delivered for recordation, a certified copy of the original Mortgage shall be in the Custodian's possession);

                  (B) the Mortgage Note is endorsed "Pay to the order
            of___________ without recourse" and signed in the name of the last endorsee by an officer, with all intervening endorsements showing a complete chain of title from the originator to the last endorsee;

                  (C) each signature on the Mortgage Note is original and does not materially differ from the name typed below the signature line it appears on;

                  (D) the information on Exhibit F-3 (except for items 3, 4, 9,
            11, 12 and 14) which is contained on the Mortgage Note conforms to the related Asset Schedule;

                  (E) all signatures on the Mortgage properly relate to the
            Mortgage Note, examine the Mortgage for the completions of any notarization and verify that any rider or addendum properly relates to the Mortgage and that the signatures on any rider or addendum match the signatures on the Mortgage;

                  (F) the Mortgagor name on the Assignment of Mortgage (if any)
            agrees with the related Asset Schedule;

                  (G) the original or certified copies of the recorded
            intervening assignments of the Mortgage, if applicable, notice of transfer or equivalent instrument (each, an "Intervening Assignment"), show a complete chain of assignment from the originator and verify that the Mortgagor name is on the assignment agrees with the related Asset Schedule;

                  (H) Reserved;

                  (I) Reserved;

                  (J) With respect to each REO Property, the original or a copy of the deed, or a trustee's, sherriff's or referee's deed bears evidence of recording thereon, evidencing ownership of the REO Property, and includes copies of any certificate of foreclosure or other document customary in the jurisdiction in which the REO Property is located to evidence ownership thereof.

            (ii) If Custodian determines that the documents in the Asset File for a Delivered Asset conform in all respects with Section 3(b)(i), and unless otherwise notified by Buyer in accordance with Section 3(b)(i), Custodian shall include such Eligible Asset in the Custodial Asset
      Schedule issued to Buyer. If the documents required in any Asset File do not conform in all respects with Section 3(b)(i) or are missing and/or do not conform (except as otherwise notified in Section 3(b)(i)), Custodian shall not include such Eligible Asset in any Custodial Asset Schedule. Custodian shall notify each Seller and Buyer of any documents that are missing, incomplete on their face or patently inconsistent and of any Eligible Assets that do not satisfy the criteria listed above. Each Seller shall promptly deposit such missing documents with Custodian or complete or correct the documents as required by Section 3(b) or remove the related Asset File from the Request for Certification. On or prior to the Purchase Date and as a condition to purchase, except with respect to a Wet-Ink Mortgage Loan, Custodian shall deliver to the Buyer an electronic Custodial Asset

      Schedule to the effect that the Custodian has received the Asset File for each Purchased Asset on the Asset Schedule and as to each Asset File, specifying any document delivered and any original document that has not been received, and verifying the items listed in this Section 3(b).

            (c) As required by Section 3(a), Custodian shall deliver to Buyer, no later than 3:00 p.m. Eastern Time on the related Purchase Date (provided, that the Custodian has timely received the items required in Section 2(b) herein), electronically or via facsimile, followed, if requested in writing by Buyer, by overnight courier, a Custodial Asset Schedule having appended thereto a schedule of all Eligible Assets with respect to which Custodian has completed the procedures set forth in Sections 3(a) and 3(b)(i) hereof and certify that it is holding each related Asset File for the benefit of Buyer in accordance with the terms hereof.

            (d) In addition to the foregoing, on the initial Purchase Date, the Custodian shall deliver to the Buyer via facsimile or e-mail, no later than 3:00 p.m., New York City time, a Trust Receipt with a Custodial Asset Schedule attached thereto. Each Custodial Asset Schedule delivered by the Custodian to the Buyer shall supersede and cancel the Custodial Asset Schedule previously delivered by the Custodian to the Buyer hereunder, and shall replace the then existing Custodial Asset Schedule to be attached to the Trust Receipt. Notwithstanding anything to the contrary set forth herein, in the event that the Custodial Asset Schedule attached to the Trust Receipt is different from the most recently delivered Custodial Asset Schedule, then the most recently delivered Custodial Asset Schedule shall control and be binding upon the parties hereto.

            (e) Each Seller shall promptly forward to Custodian original documents evidencing an assumption, modification, consolidation or extension of any Purchased Asset that has not been purchased or a certified true copy of any such document submitted for recordation, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within sixty days of its submission for recordation. The Custodian shall review, record on its system and file all such documents promptly upon receipt. If the related Purchased Mortgage Loan has been sold to a Takeout Investor, Custodian shall forward at Sellers' expense any such documents in its possession promptly to the related Takeout Investor.

            Section 4. Obligations of Custodian. (a) On and after the Purchase Date, with respect to the Asset Files, and other documents delivered to Custodian or which come into the possession of Custodian, Custodian is the custodian for Buyer, exclusively. The Custodian shall hold all documents received by it for the exclusive use and benefit of Buyer, and shall make disposition thereof only in accordance with this Agreement and the Written Instructions furnished by Buyer. The Custodian shall segregate and maintain continuous custody of the Asset Files and the Submission Packages in secure and fire resistant facilities in accordance with customary industry standards for custody of similar documents.

            (b) The Custodian shall promptly notify Buyer if (i) a Responsible Officer of the Custodian has actual knowledge that any mortgage, pledge, lien, security interest or other charge or encumbrance has been placed on any accounts maintained by each Seller with Custodian or on the Asset File or the Submission Package; or (ii) the representation, warranty and covenant contained in Section 23(d) below were to become untrue or incorrect at any time during the term of this Agreement.

            Section 5. Takeout Provisions; Funding by Takeout Investor.

            (a) With respect to each Purchased Mortgage Loan scheduled for sale to a Takeout Investor, the applicable Seller shall provide to Buyer, with a copy to the Custodian, a completed Request for Release of Documents and Receipt with respect to the related Purchased Mortgage Loans. The Asset Files relating to the Purchased Mortgage Loans included in a Request for Release of Documents and Receipt shall be sent for delivery by Custodian to the applicable Takeout Investor specified by the applicable Seller to Buyer in writing on the same day as the completed Request for Release of Documents and Receipt is received by Custodian (in the event that such request is received by 11 a.m. (Eastern time)); provided, that the Custodian shall not be required to deliver more than 100 Asset Files on any Business Day, but in any event no later than two Business Days prior to the Anticipated Settlement Date as notified to the Custodian; provided, however, that Custodian has received the confirmation described below. In the event that the Request for Release of Documents and Receipt is not received prior to 11 a.m. Eastern time, Custodian shall use reasonable efforts to effect same day shipment of the related Asset Files, but in any event shall send such Asset Files on the following Business Day. Such Asset Files shall be sent via overnight courier in accordance with the Delivery Instructions and under cover of a fully completed Notice of Bailment prepared by Custodian in accordance with the terms of the applicable Bailee Letter. Custodian shall not deliver any Asset File to any potential Takeout Investor unless such Takeout Investor is listed on Exhibit R hereto, as updated from time to time by written notice from the Buyer to the Custodian, or as otherwise approved by the Buyer in writing. The location to which the Asset Files shall be delivered will be specified on the related Request for Release of Documents and Receipt.

            (b) At any time following the delivery of a Request for Release of Documents and Receipt, in the event a Responsible Officer of the Custodian knows that any document is missing or is not in compliance with Section 3(b)(i) with respect to a related Asset File or the related forms, including the return of documents to Custodian from a Takeout Investor due to a defect in such documents, the Custodian shall give prompt telephone notice of such defect to Buyer, followed by a written specification thereof to Buyer within one Business Day. In addition, Custodian shall provide a Bailee Violation Letter to Buyer and the Takeout Investor in the event that Buyer notifies Custodian in writing that any documents remain in the possession of a Takeout Investor for forty-five days and the related Purchased Mortgage Loans have not been purchased by Takeout Investor prior to such date.

            (c) On the Anticipated Settlement Date, unless Custodian receives on or prior to such Anticipated Settlement Date a Notice of Default or Written Instructions from Buyer and the applicable Seller that the Anticipated Settlement Date has been extended, Buyer irrevocably instructs Custodian to release to the Takeout Investor the Purchased Mortgage Loans with respect to such Transaction with a fully completed Notice of Bailment. Notwithstanding anything to the contrary herein, in the event the Purchased

      Mortgage Loans are repurchased prior to the related Anticipated Settlement Date pursuant to the Repurchase Agreement, Buyer irrevocably instructs Custodian, upon receipt of written notice thereof from Buyer, to release to the applicable Seller such Purchased Mortgage Loans as more particularly described in Section 8.

            (d) In the event that a Takeout Investor rejects a Purchased Mortgage Loan for purchase pursuant to a Takeout Commitment for any reason whatsoever, Custodian shall promptly notify Buyer and the applicable Seller upon receipt of the returned Asset File or notification from the Takeout Investor, and a Seller shall deliver to Buyer, not later than two Business Days after such rejection, a new Takeout Commitment covering such Purchased Mortgage Loan.

            Section 6. Future Defects. During the term of this Agreement, if Custodian discovers (without duty of inquiry, other than as expressly required by Section 3 of this Agreement) any document that is missing or is not in compliance with Section 3(b)(i) with respect to the Asset Files, Custodian shall give written specification of such defect to each Seller and Buyer.

            Section 7. Release for Payment. Upon the payment in full of any Purchased Asset, and upon receipt by Custodian of a Request for Release of Documents and Receipt and written acknowledgement from Buyer that the appropriate proceeds have been received, Custodian shall promptly release the Asset File to a Seller or its designee. The Custodian shall amend the Asset Schedule to reflect the release of the applicable Purchased Asset, and shall deliver to Buyer such amended Asset Schedule.

            Section 8. Transfer of Purchased Assets Upon Termination of a Transaction, Event of Default or Swap for Agency Securities. If Custodian is furnished with written notice from Buyer that a Transaction with respect to the Repurchase Agreement has been terminated, that an Event of Default under the Repurchase Agreement has occurred as to any or all of the Purchased Assets or that the Purchased Mortgage Loans identified have been swapped for Agency Securities, upon written notice of the Buyer in the form of Exhibit K, the Custodian shall release to such Persons as designated in such notice, the Asset Files relating to the Purchased Assets that are no longer subject to the Transaction, and shall deliver to the Buyer an amended Custodial Asset Schedule attached thereto, listing all of the Purchased Assets still subject to a Transaction. Promptly upon receipt of written notice from Buyer of the occurrence of an Event of Default pursuant to the Master Repurchase Agreement and written direction from Buyer to endorse the Mortgage Note and Assignment of Mortgage, respectively, of a Purchased Asset, Custodian shall endorse the related Mortgage Note as directed in writing by Buyer and, at the expense of the Buyer. In addition, each Seller hereby grants Custodian and any officer or agent thereof an irrevocable power of attorney, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Sellers, coupled with an interest, for the purpose of exercising its obligations pursuant to this Section 8.

      Section 9. Fees of Custodian. Custodian shall charge such fees for its services under this Agreement as are set forth in a separate letter agreement between Custodian and each Seller, the payment of which fees, together with Custodian's expenses in connection herewith, shall be solely the obligation of each Seller. Each Seller shall also reimburse the Custodian on demand for any out-of-pocket expenses, including any reasonable fees and expenses of counsel.

            Section 10. Removal of Custodian With Respect to Some or All of the Purchased Assets. Buyer may, from time to time, remove and discharge Custodian from the performance of its duties under this Agreement with respect to any or all of the Purchased Assets by providing sixty (60) days' written notice from Buyer to Custodian, with a copy to each Seller; provided, that upon an event of default hereunder, no notice shall be required. Having given notice of such removal, Buyer promptly shall, by written instrument (one original counterpart of which instrument shall be delivered to each Seller and an original to any successor Custodian).

            (i) appoint a successor Custodian to act on behalf of Buyer to replace Custodian under this Agreement, provided that, if no Event of Default shall have occurred, each Seller shall approve such successor Custodian, which approval shall not be unreasonably withheld, and that any appointment of a successor Custodian which is an affiliate of each Seller shall be null and void;

            (ii) designate a document custodian to receive the Asset Files with respect to the Purchased Assets removed from this Agreement, or

            (iii) take delivery of the Asset Files with respect to the Purchased Assets removed from this Agreement. In the event of any such removal, Custodian shall promptly transfer to the successor Custodian, as directed, all affected Asset Files. In the event of any appointment of a successor Custodian under this Agreement, each Seller shall be responsible for the fees of the successor Custodian hereunder. Notwithstanding the foregoing, this Agreement shall remain in full force and effect with respect to any Purchased Assets for which this Agreement is not terminated hereunder.

            Section 11. Examination and Copies of Asset Files. (a) Upon reasonable prior notice (which shall be at least 48 hours) to Custodian, the Sellers, Buyer and their agents, accountants, attorneys, auditors and prospective purchasers will be permitted during normal business hours to examine the Asset Files and any other documents, records and papers in the possession of or under the control of Custodian relating to any or all of the Purchased Assets or the Delivered Assets.

            (b) Upon the request of the Sellers or Buyer and at the cost and expense of Buyer, as the case may be, Custodian shall provide the Sellers or Buyer, as the case may be, with copies of the Mortgage Notes, Mortgages, Assignment of Mortgages and other documents relating to one or more of the Purchased Assets.

            Section 12. Insurance of Custodian. At its own expense, Custodian shall maintain at all times during the existence of this Agreement and keep in full force and effect fidelity insurance, theft of documents insurance, forgery insurance and errors and omissions insurance. All such insurance shall be in amounts, with standard coverage and subject to lowest available deductibles, all as is customary for insurance typically maintained by banks which act as Custodian and with insurance companies reasonably acceptable to Sellers. The minimum coverage under any such bond and insurance policies shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Mortgaged-Backed Securities Selling Guide and the Fannie Mae Servicing Guide or by Freddie Mac in the Freddie Mac Seller's & Servicer's Guide. A certificate of Custodian shall be furnished to Sellers, upon request, evidencing that such insurance is in full force and effect.

            Section 13. No Adverse Interest of Custodian. By execution of this Agreement, Custodian represents and warrants that it currently holds, and during the existence of this Agreement shall hold, no adverse interest, by way of security or otherwise, in any Delivered Asset or Purchased Asset, and hereby waives and releases any such interest which it may have in any Delivered Asset or Purchased Asset as of the date hereof. The Delivered Assets and the Purchased Assets shall not be subject to any security interest, lien or right of set-off by Custodian or any third party claiming through Custodian, and Custodian shall not pledge, encumber, hypothecate, transfer, dispose of, or otherwise grant any third party interest in, the Purchased Assets.

            Section 14. Termination by Custodian. Unless required to terminate earlier by applicable law or regulation, after the expiration of the 180-day period commencing on the initial Purchase Date, Custodian may terminate its obligations under this Agreement upon at least 60 days' notice to Buyer and Sellers. The Custodian shall pay all costs associated with the transfer of the Asset Files, unless such termination is due to the nonpayment of custodial fees, in which case such costs shall be borne by the Buyer.

            Section 15. Limitation on Liability. (a) Neither Custodian nor any of its directors, officers, agents or employees, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and believed by it or them to be within the purview of this Agreement, except for its or their own negligence, lack of good faith or willful misconduct. In no event shall the Custodian or any of its directors, officers, agents, or employees have any responsibility to inquire, ascertain or to take action except as expressly provided herein.

            (b) The Custodian shall have responsibility only for the Asset Files and any other documents which have been actually delivered to it and which have not been released to the Sellers, Buyer, Takeout Investor, any Agency or assignee or their respective agent or designee in accordance with this Agreement. The standard of care to be exercised by Custodian in the custody of the Asset Files under this Agreement shall be to exercise the same degree of care as Custodian exercises when it holds mortgage loan documents as security for its own loans or warehouse loans. Custodian is an agent, bailee and custodian only and is not intended to be, nor shall it be construed to be (except only as agent, bailee and custodian), a representative, trustee or fiduciary of, or for, each Seller, any Agency, Buyer, Takeout Investor or assignee. Custodian shall not be bound in any way by any agreement or contract other than this Agreement, including, without limitation, the Repurchase Agreement, and the exhibits and schedules hereto and any other agreement to which it is a party. Custodian shall not be required to ascertain or inquire as to the performance or observance of any of the conditions or agreements to be performed or observed by any other party, except as specifically provided in this Agreement and the exhibits and schedules hereto. Custodian disclaims any responsibility for the validity or accuracy of the recitals to this Agreement and any representations and warranties contained herein, unless specifically identified as recitals, representations or warranties of Custodian.

            (i) Custodian shall have no responsibility for ascertaining the value, collectability, insurability, enforceability, effectiveness, recordability, or suitability of any Eligible Asset, the title of any party therein, the validity, adequacy, perfection or priority of the security afforded thereby, or the validity of this Agreement (except as to Custodian's authority to enter into this Agreement and to perform its obligations hereunder).

            (ii) Custodian shall not be under any duty to examine or pass upon the genuineness, validity or legal sufficiency of any of the documents constituting part of any Asset File, and shall be entitled to assume that all documents constituting part of such files are genuine and valid and that they are what they purport to be, and that any endorsements or assignments thereof are genuine and valid.

            (iii) No provision of this Agreement shall require Custodian to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights and powers, if, in its sole judgment, it shall believe that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.

            (iv) Custodian is not responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Agreement, other than for Custodian's compensation or for reimbursement of expenses.

            (v) The Custodian shall not be responsible for the monitoring of, or the validity and perfection of the Buyer's security interest in the Mortgages and the Eligible Assets hereunder, other then the obligation to take possession of the Asset File for each Eligible Asset.

            (vi) The Custodian shall have no duties or responsibilities except those that are specifically set forth herein, shall not be liable except for the performance of such duties and obligations and no implied covenants or obligations shall be read into this Agreement against the Custodian.

            (vii) The Custodian shall be under no obligation to make any investigation into the facts or matters stated in any Written Instructions, direction, resolution, certificate, statement, acknowledgment, consent order, notice, request, document in the Asset File, or any other document received from the Buyer or the Sellers.

            (viii) In the absence of bad faith on the part of the Custodian, the Custodian shall not be liable with respect to any action taken or omitted to be taken in accordance with Written Instructions, direction, acknowledgement, consent or any other communication from the Buyer.

            (ix) In the absence of bad faith on the part of the Custodian, the Custodian may conclusively rely, as to the truth of the statements and the correctness of any request, instructions, certificates or other documents furnished to the Custodian, reasonably believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties; but in the case of any document contained in an Asset File or other request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to the Custodian, the Custodian shall be under a duty to examine the same to determine whether or not it conforms in form to the requirements of this Agreement.

            (x) If the Custodian requests Written Instructions from the Buyer with respect to any action or omission in connection with this Agreement, the Custodian shall be entitled (without incurring any liability therefore to the Buyer or any other Person) to refrain from taking such action and continue to refrain from acting unless and until the Custodian shall have received Written Instructions from the Buyer with respect to such request.

            (xi) Reserved.

            (xii) In order to comply with laws, rules and regulations applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering, the Custodian is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Custodian. Accordingly, each of the parties agrees to provide to the Custodian upon its request from time to time such party's complete name, address, tax identification number and such other identifying information together with copies of such party's constituting documentation, securities disclosure documentation and such other identifying documentation as may be available for such party.

            Section 16. Indemnification of Custodian. The Sellers and Buyer agree, on a joint and several basis, to fully indemnify, defend and hold Custodian and its directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorneys' fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of this Agreement or any action taken or not taken by it or them hereunder unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements were imposed on, incurred by or asserted against Custodian by reason of or as a result of negligence, lack of good faith or willful misconduct on the part of the Custodian or any of its directors, officers, agents or employees. The foregoing indemnification shall survive any termination of this Agreement or the earlier resignation or removal of the Custodian.

            Section 17. Indemnification of Buyer and Seller. In the event that Custodian fails to produce a Mortgage Note, Assignment of Mortgage or any other document related to a Purchased Asset that was in its possession pursuant to this Agreement within two (2) Business Days after required or requested by Buyer (a "Custodial Delivery Failure"), and provided, that (i) Custodian previously delivered to Buyer a Asset Schedule with respect to such document; (ii) such document is not outstanding pursuant to a Request for Release of Documents and Receipt in the form annexed hereto as Exhibit G; and (iii) such document was assigned or sold to

Buyer, then Custodian shall (a) with respect to any missing Mortgage Note, promptly deliver to such Buyer upon request, a Lost Note Affidavit in the form of Exhibit L annexed hereto and (b) with respect to any missing document related to such Purchased Asset including but not limited to, a missing Mortgage Note, indemnify Buyer in accordance with the succeeding paragraph of this Section 17. Custodian agrees to indemnify and hold the Buyer and the Sellers and their respective designees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of such Custodial Delivery Failure or the Custodian's negligence, willful misconduct, or lack of good faith. The foregoing indemnification shall survive any termination or assignment of the Custodial Agreement.

            Section 18. Obligations of the Custodian Regarding Genuineness of Documents In the absence of bad faith on the part of Custodian, Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instructions, certificate, opinion or other document furnished to Custodian, reasonably believed by Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Agreement, but in the case of any loan document or other request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to Custodian, Custodian shall be under a duty to examine the same to determine whether or not it conforms to the requirements of this Agreement, provided that, notwithstanding the foregoing, the Custodian is not required to determine if any document is in recordable form.

            Section 19. Periodic Statements. Custodian shall periodically provide to Buyer or Sellers, as the case may be, those reports, including a list of all the Purchased Assets for which the Custodian holds an Asset File pursuant to this Agreement, as Buyer and Custodian mutually agree. Sellers shall be entitled to copies of such reports upon reasonable request.

            Section 20. Shipment of Documents. Written Instructions as to the method of shipment and shipper(s) that Custodian is directed to utilize in connection with transmission of Asset Files in the performance of the Custodian's duties hereunder shall be delivered by each Seller to Custodian prior to any shipment of any Asset Files hereunder. Buyer will arrange for the provision of such services at its sole cost and expense (or, at Custodian's option, Buyer will reimburse Custodian for all costs and expenses incurred by Custodian consistent with such instructions) and will maintain such insurance against loss or damage to the Asset Files as each Seller deems appropriate. Without limiting the generality of the provisions of Section 17 above, it is expressly agreed that in no event shall Custodian have any liability for any losses or damages to any person, arising out of actions of Custodian in accordance with instructions of the Sellers or the Buyer, unless such performance constitutes negligence, lack of good faith or willful misconduct on the part of the Custodian or any of its directors, officers, agents or employees. If the Custodian does not receive timely Written Instructions as to the method of shipment and shipper(s) of the related Asset Files, the Custodian shall be fully protected in using a nationally recognized courier.

            Section 21. Authorized Representatives. Each individual designated as an authorized representative of the Sellers and the Buyer (each, an "Authorized Representative") or a Responsible Officer of the Custodian, is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of the Custodian, the Sellers and the Buyer, respectively, and the specimen signature for each such Authorized Representative or Responsible Officer, as applicable, of the Custodian, the Sellers and the Buyer initially authorized hereunder is set forth on Exhibits M, N and O, respectively. From time to time, Custodian, each Seller and Buyer may, by delivering to the others a revised exhibit, change the information previously given pursuant to this Section, but each of the parties hereto shall be entitled to rely conclusively on the then current exhibit until receipt of a superseding exhibit.

            Section 22. Obligations of Custodian With Respect to the Trust Receipts. (a) Upon the request of the Buyer, the Custodian shall issue additional Trust Receipts subdividing the initial Trust Receipt.

            (b) With respect to any subdivision of the initial Trust Receipt into additional Trust Receipts, the Custodian shall keep a register of such Trust Receipts issued acceptable to the Buyer in its sole discretion, including the Purchased Assets to which the Trust Receipts related, acceptable to Buyer in its sole discretion. Each Trust Receipt, upon initial issuance or reissuance, shall be dated the date of such issuance or reissuance and shall evidence the receipt and possession by Custodian on behalf of Buyer, or its transferee as set forth below, of the Trust Receipt of the Asset Files and Buyer or its Transferee's right to possess those Asset Files, and the Custodian shall not be affected by notice of any facts to the contrary. No Trust Receipt shall be valid for any purpose unless substantially in the form set forth in Exhibit I to this Agreement and executed by manual signature of an authorized officer of the Custodian. Such signature upon any Trust Receipt shall be conclusive evidence, and the only evidence, that such Trust Receipt has been duly delivered under this Agreement. Trust Receipts bearing the manual signatures of individuals who were, at the time when such signatures where affixed, authorized to sign on behalf of Custodian shall bind Custodian, notwithstanding that such individuals have ceased to be so authorized prior to the delivery of those Trust Receipts. Each physical Trust Receipt shall have attached thereto a Custodial Asset Schedule with respect to the applicable Purchased Assets. Any of the Sellers or other transferee or assignee of the Trust Receipt shall succeed to all the rights of the transferring Buyer under this Agreement with respect to such Trust Receipt and the related Purchased Assets upon notice to Custodian and delivery to Custodian of the appropriate evidence of such transfer and assignment. Each Trust Receipt subsequently delivered by the Custodian to the Buyer shall supersede and cancel the Trust Receipt previously delivered by the Custodian to the Buyer hereunder.

            (c) Buyer may transfer its interest in the Asset Files covered by any Trust Receipt by delivering to the transferee (the "Transferee") such Trust Receipt, together with an appropriate notice to the Custodian in the form of Exhibit K hereto (the "Notice to the Custodian"). Within three (3) Business Days of receipt of the Notice to the Custodian and the Trust Receipt from the Transferee, Custodian shall deliver, in accordance with the written instructions of the Transferee, a Trust Receipt issued in the name of the Transferee and to the place indicated in any such written direction from the Transferee; provided that the Custodian shall not be required to issue a Trust Receipt to such Assignee until the date which is one (1) Business Day following the date that the Custodian has received all information necessary to allow the Custodian to complete its internal "Know Your Customer" procedures with respect to such Assignee.. Upon receipt of the Notice to Custodian from the Buyer, Custodian shall change its records to reflect that such Transferee is the person to whom such Trust Receipt is issued for the Purchased Assets.

            (d) In the event that (i) any mutilated Trust Receipt is surrendered to Custodian, or Custodian receives evidence to its satisfaction of the destruction, loss or theft of any Trust Receipt and (ii) there is delivered to Custodian such security or indemnity as may be required by it to save it harmless, then, in the absence of actual notice to Custodian that such Trust Receipt has been acquired by a bona fide purchaser, Custodian shall execute and deliver a new Trust Receipt to such purchaser in exchange for or in lieu of any such mutilated, lost or stolen Trust Receipt.

            (e) Simultaneously with the relinquishment of the Trust Receipt to Custodian by the purchaser thereof and the delivery by Custodian of the related Asset Files to such purchaser or a designee of such purchaser, the Trust Receipt shall be canceled and the Asset Files will no longer be subject to this Agreement

            Section 23. Representations and Warranties. Custodian represents and warrants to Buyer and Sellers that:

            (a) Custodian has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

            (b) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of Custodian) is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement;

            (c) this Agreement has been duly executed and delivered on behalf of Custodian and constitutes a legal, valid and binding obligation of Custodian enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law); and

            (d) it is not controlled by, under common control with or otherwise affiliated with or related to any Seller.

            Section 24. Governing Law. This Agreement shall be governed by the internal laws of the State of New York, without giving effect to the conflict of laws principles thereof.

            Section 25. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, including other telecommunication or electronic device capable of transmitting or creating a written record directly to the office of the recipient, when received by the recipient party at the address shown on the first page hereof, or at such other addresses as may hereafter be furnished to the other parties by like notice.

            Notices provided to Buyer shall be directed as follows: Credit Suisse First Boston Mortgage Capital LLC, 302 Carnegie Center, 2nd Floor, Princeton, N.J. 08540.

            Notices provided to Custodian shall be directed as follows: Deutsche Bank National Trust Company, 1761 East St. Andrew Place, Santa Ana, California 92705 Attn: Mortgage Custody - AH067C (facsimile: 714-247-6082).

            Notices provided to any of the Sellers shall be addressed to such Seller and directed as follows: 538 Broadhollow Road, Melville, New York 11747
Attn: Craig Pino (facsimile: 516-495-5411), with a copy to Alan B. Horn, General Counsel, at the above address.

            Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt, or in the case of or other telecommunication or electronic device, the date noted on the confirmation of such transmission).

            Section 26. Successors and Assigns. This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. This Agreement shall not be assigned by any Seller nor Buyer without the prior written consent of the other, provided, however, that Buyer may assign this Agreement to any affiliate of Buyer without the prior written consent of any other party hereto.

            Section 27. Reproduction of Documents. This Agreement and all documents relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, and (ii) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

            Section 28. Entire Agreement. This Agreement, together with the Exhibits, Annexes and other writings referred to herein or delivered pursuant hereto, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

            Section 29. Counterparts. For the purpose of facilitating the execution of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

            Section 30. Submission to Jurisdiction. With respect to any claim arising out of this Agreement each party (a) irrevocably submits to the nonexclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, and
(b) irrevocably waives (i) any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such court, (ii) any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and (iii) the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party. Nothing herein will be deemed to preclude any party hereto from bringing an action or proceeding in respect of this Agreement in any jurisdiction other than as set forth in this Section 30.

            Section 31. WAIVER OF JURY TRIAL. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      Section 32. Confidentiality.Section 33. (a) At the Buyer's direction and in the Buyer's sole discretion at any time, the Custodian shall immediately return to the Buyer any or all Confidential Information. Upon termination or expiration of this Agreement, the Custodian shall immediately return to the Buyer any and all Confidential Information which it has received under this Agreement and shall destroy all records of such Confidential Information.

            For purposes of this Agreement, "Confidential Information" shall mean all confidential or proprietary information regarding the Buyer and/or any information with respect to any Mortgagor and/or any Delivered Asset or the related Asset File as required to be kept confidential in accordance with applicable law and any information with respect to another party obtained pursuant to this Agreement, and any other information contained in the Asset Schedule. The term "Confidential Information" does not include information (unless otherwise required by law applicable to the Custodian) which (i) becomes publicly known through a means other than as a result of a disclosure by Custodian or its directors, officers, employees, agents, attorneys, accountants or affiliates (individually, a "Representative" and collectively, "Representatives") in violation of this Agreement, (ii) is already in Custodian's or its applicable Representative's possession as of the date hereof, provided that, to a Responsible Officer of the Custodian's actual knowledge, after customary and reasonable due inquiry, such information is not subject to another confidentiality agreement with or similar obligation, (iii) becomes available to Custodian on a non-confidential basis or otherwise becomes publicly known from a source other than Buyer or its Representatives, provided that, to Custodian's actual knowledge, without inquiry, such source is not bound by a confidentiality agreement with or similar obligation, or (iv) Custodian develops independently without reference to any Confidential Information.

            (b) Notwithstanding anything herein to the contrary, the foregoing shall not be construed to prohibit (i) disclosure of any and all information (A) if required to do so by any applicable law, rule or regulation, (B) to any government agency or regulatory body having or claiming authority to regulate or oversee any respects of Custodian's business or that of its affiliates, (C) pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration to which Custodian or any affiliate or an officer, director, employer or shareholder thereof is a party or (D) to any affiliate, independent or internal auditor, agent, employee or attorney of Custodian having a need to know the same, provided that Custodian advises such recipient of the confidential nature of the information being disclosed, or (ii) any other disclosure authorized by this Agreement or in writing by the Buyer.

            In the event that Custodian or any of its Representatives are requested or legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process) to make any disclosure which is prohibited or otherwise constrained by this agreement, Custodian or its Representatives, as the case may be, shall give Buyer prompt written notice of such request, and the terms and circumstances surrounding such request so that Buyer may seek an appropriate protective order or other appropriate remedy and/or waive compliance with the provisions of this agreement, as Buyer determines to be appropriate, in its sole discretion. Custodian and its Representatives, to the extent legally practicable, shall take such actions as Buyer may reasonably request in a timely fashion to cooperate with Buyer to obtain such protective order or other remedy. If Buyer does not obtain a protective order or other remedy or waives compliance with the provisions of this Agreement or takes no action in a timely fashion, Custodian or its Representatives, as the case may be, may disclose only that portion of the Confidential Information or other information which it is required to disclose by law or by court order, provided that Custodian or its Representatives, as the case may be, shall (i) give Buyer written notice of the Confidential Information or other information to be disclosed as soon as practicable, (ii) exercise reasonable efforts to obtain assurance that confidential treatment will be accorded such Confidential Information or other information, (iii) otherwise continue to treat such Confidential Information as such. Custodian or its Representatives, as the case may be, shall not be liable hereunder for disclosures made in compliance with the foregoing.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, Buyer, Seller and Custodian have caused their names to be duly signed hereto by their respective officers thereunto duly authorized, all as of the date first above written.

                                        CREDIT SUISSE FIRST BOSTON MORTGAGE
                                           CAPITAL LLC,
                                           as Buyer

                                        By: /s/ A. Adam Loskove
                                           -------------------------------------
                                           Name: A. Adam Loskove
                                                --------------------------------
                                           Title: Vice President
                                                 -------------------------------

                                        AMERICAN HOME MORTGAGE CORP.
                                           as Seller

                                        By: /s/ Alan B. Horn
                                           -------------------------------------
                                           Name: Alan B. Horn
                                                --------------------------------
                                           Title: Executive Vice President,
                                                  General Counsel & Secretary
                                                 -------------------------------

                                        AMERICAN HOME MORTGAGE ACCEPTANCE, INC.
                                           as Seller

                                        By: /s/ Alan B. Horn
                                           -------------------------------------
                                           Name: Alan B. Horn
                                                --------------------------------
                                           Title: Executive Vice President,
                                                  General Counsel & Secretary
                                                 -------------------------------

                                        AMERICAN HOME MORTGAGE SERVICING, INC.
                                           as Seller

                                        By: /s/ Alan B. Horn
                                           -------------------------------------
                                           Name: Alan B. Horn
                                                --------------------------------
                                           Title: Executive Vice President,
                                                  General Counsel & Secretary
                                                 -------------------------------

                                        AMERICAN HOME MORTGAGE INVESTMENT CORP.
                                           as Seller

                                        By: /s/ Alan B. Horn
                                           -------------------------------------
                                           Name: Alan B. Horn
                                                --------------------------------
                                           Title: Executive Vice President,
                                                  General Counsel & Secretary
                                                 -------------------------------

                                        DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                           as Custodian



                                        By: /s/ Norma L. Catone
                                           -------------------------------------
                                           Name: Norma L. Catone
                                                --------------------------------
                                           Title: Vice President
                                                 -------------------------------

                                        By: /s/ Angel Sanchez
                                           -------------------------------------
                                           Name: Angel Sanchez
                                                --------------------------------
                                           Title: Authorized Signer
                                                 -------------------------------


                                      -2-